UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2004

Jostens, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5064	41-0343440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 American Boulevard West Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 830-3300

Not Applicable.
(Former name or former address, if changed since last report)

Item 5.   Other Events.

On August 20, 2004, Jostens, Inc. issued a press release announcing that it had commenced a tender offer and consent solicitation for its 12 3/4% Senior Subordinated Notes Due 2010.  The press release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Exhibits

99.1                           Press Release dated August 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOSTENS, INC.

Date: August 20, 2004	/s/David A. Tayeh
David A. Tayeh

Sr. Vice President and Chief Financial Officer

Exhibit No.	Exhibit

99.1	Press Release dated August 20, 2004.